UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Mind Medicine (MindMed) Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Mind Medicine (MindMed) Inc. Meeting Type: Date: Time: Place: Annual General and Special Meeting of Shareholders Wednesday, June 1, 2022 10:00 AM, Eastern Time Annual General and Special Meeting of Shareholders to be held live via the Internet -Please visit www.proxydocs.com/MNMD for more details You must register to attend the meeting online by Monday, May 30, 2022 at 10 AM Eastern Time, or the second business day prior to the meeting with respect to any adjournment thereof, and/or participate at www.proxydocs.com/MNMD SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/MNMD TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/MNMD If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 20, 2022. Mind Medicine (MindMed) Inc. Important Notice Regarding the Availability of Proxy Materials Annual General and Special Meeting of Shareholders to be held on June 1, 2022 For Shareholders of record as of April 4, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MNMD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules and applicable Canadian securities regulations, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 80 16, CARY, NC 27512-9903

Mind Medicine (MindMed) Inc. Annual General and Special Meeting of Shareholders PROPOSAL 1. Election of Directors to hold office until the 2023 annual general meeting of shareholders 1.01 Carol A. Vallone 1.02 Andreas Krebs 1.03 Brigid A. Makes 1.04 Robert Barrow 1.05 Dr. Miri Halperin 2. To appoint KPMG LLP as independent registered public accountants (the “Auditor”) for the Company to hold office until close of the 2023 annual general meeting of shareholders and to authorize the Company’s Board of Directors to fix the auditor’s remuneration 3. To approve an alteration to the Company’s share structure to eliminate the Multiple Voting Shares and re-designate the Subordinate Voting Shares as Common Shares THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3